Exhibit 99.6

                                                                MORGAN STANLEY


Date:  January 31, 2007
To:    Morgan Stanley Mortgage Loan Trust 2007-2AX     From:     Morgan Stanley Capital Services Inc.

Attn:  Wells Fargo Bank, National Association          Contact:  New York Derivative Client Services Group
       9062 Old Annapolis Road
       Columbia, MD 21045
       Attention:  Client Manager, MSM 2007-2AX

Fax:   (410) 715-2380                                  Fax:      (646) 202-9190

Tel:   (410) 884-2000                                  Tel:      (212) 761-2996

Re:    Cap Ref. No. FS0R4


      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2007-2AX pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of January 1, 2007, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator, as master servicer and securities administrator, and LaSalle Bank National Association, as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below, and is delivered in conjunction with an additional Confirmation (the "Swap Confirmation") of even date herewith and also a "Confirmation" under such ISDA Master Agreement. Delivery of the Swap Confirmation by Party B constitutes consideration to Party A for assuming its obligations under this Transaction.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of January 31, 2007, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Party A:                                   Morgan Stanley Capital Services Inc.

Party A Credit Support:                    Payments guaranteed by Morgan Stanley

Party B:                                   Morgan Stanley Mortgage Loan Trust 2007-2AX

Trade Date:                                January 24, 2007

Effective Date:                            January 31, 2007

Termination Date:                          December 25, 2007




                                                                MORGAN STANLEY

Notional Amount:                           With  respect to any  Calculation  Period,  the amount set forth for such period in Schedule A attached hereto.
Fixed Amounts:

   Fixed Amount Payer:                     Party B

   Fixed Amount Payer Payment Date:        January 31, 2007

   Fixed Amount:                           0

Floating Amounts:

   Floating Amount:                        To be determined in accordance with the following formula:

                                           Greater of (i) (Floating Rate Option minus Strike Rate) *
                                           Notional Amount * Floating Rate Day Count Fraction * 10,
                                           and (ii) zero.

   Floating Rate Payer:                    Party A

   Strike Rate:                            With respect to any Calculation Period, the rate set forth for such period in Schedule A attached hereto.

   Floating Rate Payer Payment Dates:      Early Payment -- For each Calculation Period, the first
                                           Business Day prior to each Floating Rate Payer Period End
                                           Date.

   Floating Rate Payer Period End Date(s): The 25th of each month in each year from (and including)
                                           February 25, 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Business Day
                                           Convention.


                                           For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but
                                           excluding February 25, 2007 and that the final Calculation
                                           Period will accrue from and including November 25, 2007 to but excluding the Termination Date.

  Floating Rate Option:                    USD-LIBOR-BBA

  Floating Rate Day Count Fraction:        Actual/360

  Reset Dates:                             The first day of Each Calculation Period.

  Compounding:                             Inapplicable

  Business Days:                           New York

  Business Day Convention:                 Following

  Calculation Agent:                       Party A; provided, however, that if an Event of Default
                                           occurs with respect to Party A, then Party B shall be
                                           entitled to appoint a financial institution which would
                                           qualify as a

                                                  2

                                                                MORGAN STANLEY

                                           Reference Market-maker to act as Calculation Agent.

     3. Account Details:

Payments to Party A:                       Citibank, New York
                                           ABA No. 021 000 089
                                           For: Morgan Stanley Capital Services Inc.
                                           Account No. 4072 4601

Operations Contact:                        Operations
                                           Tel 212 761-4662
                                           Fax 410 534-1431

Payments to Party B:                       Wells Fargo Bank, National Association
                                           ABA No. 121-000-248
                                           Account Name: Corporate Trust Clearing
                                           Account No. 3970771416 for further credit to 50981301,
                                           MSM 2007-2AX
                                           Ref: MSM 2007-2AX


     4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a) For purposes of this Transaction only, the Agreement is modified as follows: Part 1(f)(ii), Part 1(h)(A) and Part 5(f) of the Schedule to the ISDA Master Agreement are hereby deleted in their entirety.

(b) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                MORGAN STANLEY


(c)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address:   Wells Fargo Bank, National Association
                       9062 Old Annapolis Road
                       Columbia, Maryland 21045

            Attention: Client Manager - MSM 2007-2AX

            Facsimile No.: (410) 715-2380     Telephone No.: (410) 884-2000

(d) Regulation AB. Upon request by the Depositor, Party A may, at its option, but is not required to, (A) (a) provide the financial information required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any guarantor of Party A if providing the financial data of a guarantor is permitted under Regulation AB) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Exchange Act Reports and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial information, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and, if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B or (B) assign this Agreement at its own cost to another entity that has agreed to take the actions described in clause (A) of this sentence with respect to itself (and which has the same or better rating from the Rating Agencies as Party A as of the date of such assignment). For the avoidance of doubt, Party A is not required to take any action pursuant to this paragraph and the failure of Party A to take any such action will not constitute an Event of Default under this Agreement.

      As used in this Agreement the following words shall have the following meanings:

      "Commission" shall mean the Securities and Exchange Commission.

      "Depositor" shall mean Morgan Stanley Capital I Inc.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

                                                                MORGAN STANLEY

      "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. Sections229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:    /s/  DAVID N. MOORE
    ----------------------------------------
     Name:  DAVID N. MOORE
     Title: VICE PRESIDENT





WELLS FARGO BANK, NATIONAL ASSOCIATION, acting not in its individual capacity but solely as Securities
     Administrator on behalf of MORGAN STANLEY MORTGAGE
     LOAN TRUST 2007-2AX


By:    /s/  MARTIN REED
    ----------------------------------------
     Name:  MARTIN REED
     Title: VICE PRESIDENT


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

                                                                MORGAN STANLEY

                                  Schedule A


                          Interest Rate Cap Schedule

                                         Notional
Distribution Dates                      Balance ($)       Strike Rate (%)
------------------                    --------------     -----------------

February 25, 2007..................   64,544,100.00            7.999
March 25, 2007.....................   62,632,253.05            7.119
April 25, 2007.....................   60,776,513.30            6.409
May 25, 2007.......................   58,975,266.88            6.629
June 25, 2007......................   57,226,914.50            6.409
July 25, 2007......................   55,529,903.75            6.629
August 25, 2007....................   53,882,727.78            6.409
September 25, 2007.................   52,283,923.95            6.409
October 25, 2007...................   50,732,072.53            6.629
November 25, 2007..................   49,225,795.42            6.409
December 25, 2007..................   47,763,754.98            6.629
January 25, 2008
 and thereafter....................            0.00             0.00


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